Note 7 - Property and Equipment	3 Months Ended
Jun. 30, 2021
Notes to Financial Statements
Property, Plant and Equipment Disclosure [Text Block]

Note 7 - Property and Equipment

Property and equipment is recorded at cost and depreciated using the straight-line method over the estimated useful life of the asset or, in the case of leasehold improvements amortized over the lesser of the useful life of the asset or the underlying lease term. We recorded depreciation expense of  $34,555 and $541,462 on a consolidated basis for the years ended year ended March 31, 2021 and 2020, respectively, net of depreciation capitalized in inventory of $532,785 and $811,508. Discontinued operations included $21,855 and $424,501 for the years ended  March 31, 2021 and 2020, respectively. Property and equipment is comprised of the following:

	March 31, 2021
	Continuing Operations	Discontinued Operations	Total
Furniture and fixtures	$-	$-	$-
Computer and software	151,748	-	151,748
Machinery and equipment	619,631	289,035	908,666
Leaseholds	-	3,455,600	3,455,600
Construction in progress	-	21,069	21,069
Finance lease right-of-use asset	-	1,663,013	1,663,013
	771,379	5,428,717	6,200,097
Less accumulated depreciation and amortization	(746,357)	(552,471)	(1,298,828)
Property and Equipment, Net	$25,022	$4,876,247	$4,901,269

During the year ended March 31, 2020, the Company entered into the Membership Interest Purchase Agreement ("Teco MIPA") to sell 100% of the membership interests in the Teco Facility (Note 14). As a result of this agreement, the Company determined that the long-lived assets of the Teco Facility might be impaired due to the current expectation that the asset group will more likely than not be disposed of by sale significantly before the end of its previously estimated useful life. The Company estimated future undiscounted cash flows related to the Teco Facility to be $8.0 million, which was less than the carrying amount of the Teco Facility asset group of  $11.9 million. Using a discounted cash flow approach, the Company estimated the fair value of the asset group to be approximately $7.3 million, resulting in a write-down of $4,645,054 related to the Teco Facility asset group. Fair value was based on expected future cash flows using level 3 inputs under ASC 820. The cash flows are the proceeds expected to be generated from the sale of the assets under the Teco MIPA, discounted to present value at a rate of 17%.